February 11, 2010

The Dreyfus/Laurel Funds Trust
-Dreyfus International Bond Fund

Supplement to Statement of Additional Information (the “SAI”)
dated March 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements-Portfolio Management”:

     Thomas F. Fahey and David C. Leduc serve as the Fund’s co-primary portfolio managers. Brendan Murphy is an additional portfolio manager of the Fund.